SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                                        (Amendment No. ____)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

The North Country Funds

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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THE NORTH COUNTRY FUNDS
450 Wireless Boulevard
Hauppauge, New York 11788

                                                                                                                                                June 19, 2009

Dear Shareholder:

A special meeting of shareholders (the “Meeting”) of The North Country Funds (the "Trust"), will be held at the offices of the Trust’s administrator at 450 Wireless Boulevard, Hauppauge, New York 11788, on July 24, 2009, at 10:00 a.m., Eastern time.  The purpose of the Meeting is the election of two trustees, as set forth in the formal Notice of Special Meeting of Shareholders following this letter and further described in the Proxy Statement.  A proxy card is included with this letter, the Notice, and the Proxy Statement.  We recommend that you read all of these materials carefully.

We look forward to your attendance at the Meeting or to receiving your proxy card so that your shares may be voted at the Meeting.  To vote, simply fill out the enclosed proxy card, and be sure to sign, date and return it to us in the enclosed postage paid envelope.

Your vote is very important.  If we do not hear from you after a reasonable period of time, you may receive a telephone call reminding you to vote your shares.  Thank you for your response and for your continued investment in The North Country Funds.

                                                                                            Sincerely yours,

                                                                                            The North Country Funds

                                                                                            /s/ Andrew Rogers

                                                                                            Andrew Rogers

                                                                                            President and Chief Executive Officer

The North Country Funds

The North Country Equity Growth Fund

The North Country Intermediate Bond Fund

c/o Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, New York 11788

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 24, 2009

Dear Shareholders:

The Board of Trustees of The North Country Funds (the “Trust”) has called a combined special meeting of the Shareholders of The North Country Equity Growth Fund and The North Country Intermediate Bond Fund, each a series of the Trust, to be held at the offices of the Trust's administrator at 450 Wireless Blvd., Hauppauge, New York 11788, on July 24, 2009 at 10:00 a.m., Eastern Time (the “Meeting”).  Please call 888-350-2990 (toll-free) if you have any questions relating to attending the Meeting.  The Meeting will be held for the following purposes:

1.

To elect two (2) Trustees for the Trust.

2.

To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Shareholders of record at the close of business on June 8, 2009 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on July 24, 2009.

This proxy statement is available for viewing at www.materials.proxyvote.com/65878P.

By Order of the Board of Trustees

Rose Anne Casaburri, Secretary

June 19, 2009

                                                                          YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING.  IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

The North Country Funds

The North Country Equity Growth Fund

The North Country Intermediate Bond Fund

c/o Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, New York 11788

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PROXY STATEMENT

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COMBINED SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 24, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The North Country Funds (the “Trust”) on behalf of The North Country Equity Growth Fund (the “Growth Fund”) and The North Country Intermediate Bond Fund, (the “Bond Fund,” and together with the Growth Fund the “Funds”) for use at the combined special meeting of shareholders, to be held at the offices of the Trust's administrator at 450 Wireless Blvd., Hauppauge, New York 11788, on June 24, 2009 at 10:00 a.m., Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”).  The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about June 19, 2009. Only shareholders of record at the close of business on June 8, 2009 (the “Record Date”) will be entitled to vote at the Meeting.  The principal offices of the Trust are located c/o Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, New York 11788.

The presence, in person or by proxy, of the holders of at least 40% of all shares entitled to vote of the Trust shall constitute a quorum for purposes of Proposal I.   Election of Trustees requires a plurality of the shares voted in person or by proxy at the Meeting at which a quorum exists.

The Shareholders of the Fund are being asked to consider the following proposals:

I.	To elect two (2) Trustees for the Trust.
II.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

A copy of the Funds’ most recent annual report for the fiscal year ended November 30, 2008, including financial statements and schedules, is available at no charge by sending a written request to the Trust’s transfer agent, Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 888-350-2990 (toll free). Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL I.:  ELECTION OF TWO TRUSTEES

In this proposal, shareholders are being asked to elect John E. Arsenault and John C. Olsen to the Board of Trustees of the Trust, each of whom has agreed to serve on the Board of Trustees for an indefinite term.

On April 28, 2009, the entire Board of Trustees unanimously elected Mr. Arsenault as a Trustee, subject to approval by the Trust’s shareholders.  Mr. Arsenault was recommended by employees of the Trust's investment adviser.  Mr. Arsenault is considered to be an “interested person” of the Trust (as that term is defined in the 1940 Act) by virtue of his position as an officer of the Trust’s investment adviser.  Mr. Arsenault will fill the interested Trustee position vacated by Dr. Kenneth C. Hopper.

The Board of Trustees unanimously elected John C. Olsen as an Independent Trustee on February 3, 2004.    An "Independent Trustee" is one that is not an “interested person” of the Trust (as that term is defined in the 1940 Act). The Board of Trustees is seeking shareholder approval to elect Mr. Olsen as a Trustee though it is not technically required by applicable regulations.  Mr. Olsen was recommended by employees of the Trust's investment adviser.  Upon shareholder approval of Mr. Arsenault and Mr. Olsen, the Board of Trustees will be composed entirely of shareholder elected Trustees, which will exceed the 1940 Act requirement for a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustee.  Even if he is not elected by shareholders, Mr. Olsen will continue to serve as an Independent Trustee. During the fiscal year ended November 30, 2008, the Board of Trustees met four times and the Audit Committee met two times.  The Nominating Committee and the Special Proxy Voting Committee did not meet during the fiscal year ended November 30, 2008.  No Trustee attended fewer than 75% of the regularly scheduled or special meetings of the Board, including meetings of the committees on which he served.

Information about the Nominees and Incumbent Trustees

Information about the Nominees, including their addresses, ages, principal occupations during the past five years, and other current public directorships, is set forth in the table below.  Unless otherwise noted, the address of each nominee and incumbent Trustee is: c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788.

Interested Trustee Nominee

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Nominee for Trustee	Other Public Directorships Held by the Nominee
John E. Arsenault[1] Age: 62	N/A	N/A	President, North Country Investment Advisers, Inc. (2000- Present); Senior Vice President and Executive Vice President, Glens Falls National Bank (1997-Present)	2	None

1  Mr. Arsenault is considered to be an “interested person” of the Trust (as that term is defined in the 1940 Act) by virtue of his position as an officer of the Trust’s investment adviser.

Independent Trustee Nominee

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Nominee for Trustee	Other Public Directorships Held by the Nominee
John C. Olsen Age: 54	Trustee	Since 2/3/04	CPA, Partner of Bonadio & Co., LLP (2008-Present); Shareholder of Dorfman-Robbie, CPA PC (1978 – 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective 10/1/08).	2	None

In addition to Mr. Olsen, the Trust has three incumbent Independent Trustees.  The following table provides information regarding the incumbent Independent Trustees.

Incumbent Independent Trustees

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by the Trustee	Other Public Directorships Held by the Trustee
George R. Coughlan, III Age: 71	Trustee	Since 1/3/01	Retired; Vice President and Branch Manager, Smith Barney (1974 –1998)	2	None
Alan E. Redeker Age: 65	Trustee	Since 11/30/00	Independent Consultant (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)	2	None
Joseph M. Grossi Age: 69	Trustee	Since 2/27/01	Retired; General Manager -Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999)	2	None

The following table sets forth the aggregate dollar range of equity securities of the Fund owned by each Nominee and each incumbent Trustee of the Trust as of March 31, 2009.  The Funds are the only mutual fund overseen by the Trustees.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE GROWTH FUND AND THE BOND FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND FAMILY
Interested Trustee Nominee:
John E. Arsenault	$50,001-$100,000 (Growth Fund) $10,001- $50,000 (Bond Fund)	Over $100,000

Incumbent Independent Trustees and Nominee
George R. Coughlan, III	$10,001-$50,000 (Growth Fund) $10,001-$50,000 (Bond Fund)	$10,001-$50,000
Joseph M. Grossi	$1-$10,000 (Growth Fund) $1-$10,000 (Bond Fund)	$1-$10,000
Alan E. Redeker	$50,001-$100,000 (Growth Fund)	$50,001-$100,000
John C. Olsen (Nominee)	$10,001-$50,000 (Growth Fund)	$10,001-$50,000

Trustee and Officer Compensation

The following table provides information regarding Trustee compensation for the fiscal year ended November 30, 2008:

NAME AND POSITION	AGGREGATE COMPENSATION FROM FUNDS	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO TRUSTEES
Alan E. Redeker	$1,998.95 (Growth Fund) $1,601.05 (Bond Fund)	None	None	$3,600
George R. Coughlan, III	$1,998.95 (Growth Fund) $1,601.05 (Bond Fund)	None	None	$3,600
Joseph M. Grossi	$1,998.95 (Growth Fund) $1,601.05 (Bond Fund)	None	None	$3,600
John C. Olsen	$1,998.95 (Growth Fund) $1,601.05 (Bond Fund)	None	None	$3,600

Standing Committees

The Audit Committee is composed of all of the Independent Trustees.  Mr. Olsen acts as the chairperson of the Audit Committee.  The Audit Committee meets at least twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects and recommends to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitors the auditor's independence.

The Board has a Nominating Committee that consists of all of the Independent Trustees.  The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Trustees as is from time to time considered necessary or appropriate. The Nominating Committee does not operate under a charter and it does not have a policy with regard to the consideration of any Trustee candidates recommended by shareholders.  The Board believes a policy specific to candidates recommended by shareholders is not necessary because the Board follows the same evaluation procedures whether a candidate is recommended by trustees or shareholders. The Nominating Committee generally will consider shareholder nominees; however it has not actively solicited recommendations from shareholders for nominees.  Shareholders wishing to submit trustee recommendations to the Board of Trustees should submit the communication in writing to the attention of Ms. Rose Anne Casaburri, Secretary, The North Country Funds, c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

When evaluating a person as a potential nominee to serve as a Trustee, the Independent Trustees may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee; (iii) the contribution that the person can make to the Board and the Trust, with consideration being given to the person’s business experience, education and such other factors as the Independent Trustees may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Trustees; and (vi) any other factors deemed relevant and consistent with the 1940 Act.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers and any other source the Nominating Committee may consider appropriate.

The Special Proxy Voting Committee is composed of each of the Independent Trustees.  The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s investment adviser.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES.

OPERATION OF THE FUND

The North Country Equity Growth Fund (the "Growth Fund") and The North Country Intermediate Bond Fund (the "Bond Fund,” and together with the Growth Fund, the "Funds"), are each a series of The North Country Funds (the "Trust"), a business trust organized pursuant to a Declaration of Trust under the laws of the State of Massachusetts on June 1, 2000. The Trust's principal office is located, c/o Gemini Fund Services, LLC, at 450 Wireless Blvd., Hauppauge, New York 11788.  The Trust is a diversified, open-end management investment company.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  North Country Investment Advisers, Inc. (the “Adviser”) has been retained under an Investment Advisory Agreement with the Trust, on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board of Trustees.  The address of the Adviser is 250 Glen Street, Glens Falls, New York 12801.  Gemini Fund Services, LLC (“GFS”), located at 450 Wireless Blvd., Hauppauge, NY 11788, provides the Trust with administration and fund accounting services.  GFS, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska, also provides transfer agency services to the Trust. The Trust also retains Northern Lights Distributors, LLC., 4020 South 147th Street, Omaha, Nebraska 68137 (the “Distributor”), to act as the principal distributor of the Funds’ shares.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy card for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy card received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Trustees, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting and any adjournments or postponements thereof that the Trust did not have notice of within a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy card bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on June 8, 2009 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof (the "Record Date"). There were 13,300,547.818 shares of beneficial interest of the Growth Fund issued and outstanding as of the Record Date and 9,231,363.602 shares of the Bond Fund outstanding as of the Record Date.  All shareholders of record on the Record Date are entitled to vote at the Meeting and any adjournments or postponements thereof.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Election of the Trustees requires a plurality of the shares voted in person or by proxy at the Meeting at which a quorum exists.   Because Trustees are elected by a plurality, “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) and abstentions will have no effect.

Shareholders who object to any proposal in this Proxy Statement will not be entitled under Massachusetts law or the Funds’ Agreement and Declaration of Trust to demand payment for, or an appraisal of, their shares.

Effect of Abstentions on Quorum

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes.

Adjournments

In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, such persons may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable period or periods. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.  In the event of adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned.

MANAGEMENT OF THE TRUST

Information regarding the executive officers of the Trust is set forth below.  Unless otherwise noted, the address of each officer is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788.

Trust Officers

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by the Trustee	Other Directorships Held by the Trustee
Andrew Rogers Age: 39	President	Since 7/25/06

President and Manager, (2006- Present); Senior Vice President and Director of Administration (2001 – 2005), Gemini Fund Services, LLC.

Manager (2006-Present) and President (2004-Present), GemCom, LLC.

Treasurer (2002-2006), The North Country Funds.

President   (2004-2006), Manager (2006-2008), Northern Lights Compliance Services, LLC.

				N/A	Chairman of National Retail Funds (2009 – Present)
Michael J. Wagner Age: 58 Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788	Chief Compliance Officer	Since 7/25/06

President (2006 - Present); Senior Vice President (2004-2006); Chief Operating Officer (since 2004), Northern Lights Compliance Services, LLC.

President (2003-2006), The North Country Funds.

Vice President and Chief Operating Officer (2004-Present), GemCom, LLC.

President and Chief Operating Officer (2003-2006); Sr. Vice President (1998-2004), Gemini Fund Services, LLC.

				N/A	None

Charles J. Herrick Age: 60	Vice President and AML Compliance Officer	Since 1/27/09	Vice President/BSA Officer (2007 -Present); Vice President of Operations (2002-2007), Glens Falls National Bank & Trust Co.	N/A	None
James Colantino Age: 39	Treasurer	Since 7/25/06	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	None
Rose Anne Casaburri Age: 57	Secretary	Since 10/23/01	Senior Paralegal, Gemini Fund Services, LLC. (2001-present).	N/A	None

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of the Trust , as a group, beneficially owned less than 1% of the outstanding shares of the Growth Fund and the Bond Fund.

CONTROL PERSONS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  As of the Record Date, Glens Falls National Bank and Trust Company has investment authority with respect to more than 50% of the outstanding shares of each of the Growth Fund and Bond Fund.  Therefore, Glens Falls National Bank and Trust Company may be deemed to control each Fund.  Any investor owning or controlling more than 50% of the value of the outstanding shares of a Fund may take actions without the approval of any other investor who invests in the Fund.  As of the Record Date, the following persons owned 5% or more of the outstanding shares of the applicable Fund:

FUND	NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Growth Fund	Arrow Financial Corp. Employee Pension Plan 250 Glen Street Glens Falls, NY 12801	10.65%	Beneficial
Bond Fund	Arrow Financial Corp. Employee Pension Plan 250 Glen Street Glens Falls, NY 12801	6.96%	Beneficial

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS AND ANNUAL MEETING

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Ms. Rose Anne Casaburri, Secretary, The North Country Funds, c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of Ms. Rose Anne Casaburri, Secretary of The North Country Funds, c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788, identifying the correspondence as intended for the Board of The North Country Funds or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Board no less frequently than monthly. The Board will periodically review such communications and determine how to respond, if at all.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of soliciting proxies will be borne by the Funds of the Trust.  Proxies are being solicited by mail.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the Meeting that the Trust did not have notice of within a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 888-350-2990 (toll free), or write the Trust’s transfer agent, Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN

 IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

Important Notice Regarding the Availability of  Proxy Materials for the Special Meeting:

   The Proxy Statement is available for viewing at www.materials.proxyvote.com/65878P.

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M15611-S46808

PROXY CARD

THE NORTH COUNTRY FUNDS

COMBINED SPECIAL MEETING OF SHAREHOLDERS

July 24, 2009

The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement for the Combined Special Meeting of Shareholders of The North Country Funds (the "Trust") to be held at the offices of the Trust's administrator, 450 Wireless Blvd., Hauppauge, New York 11788, on July 24, 2009 at 10:00 a.m., Eastern Time (the “Meeting”), and hereby nominates, constitutes and appoints James Colantino and Rose Anne Casaburri, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares the undersigned is entitled to vote at the Meeting and at any and all adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present, on the proposal set forth on the reverse side.

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by submitting a written notice to the President of the Trust revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the Meeting.

To vote by Mail
PROXY TABULATOR
P.O. BOX 9112	1) Read the Proxy Statement.
FARMINGDALE, NY11735	2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M15610-S46808          KEEP THIS PORTION FOR YOUR RECORDS

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            DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE NORTH COUNTRY FUNDS

Proposal to elect Trustees for the Trust - The Board of Trustees recommends a vote "FOR" the nominees listed.

		For	Withhold
1.	John E. Arsenault.	☐	☐

2.	John C. Olsen.	☐	☐

 If you sign, date and return this  Proxy, it shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the Meeting and any adjournments or postponements thereof, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

(Please date this proxy and sign your name as it appears on the label.

Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED BELOW.

Signature [PLEASE SIGN WITHIN BOX]      DATE

Signature (Joint Owners)                 DATE